UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2004

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard South San Francisco, CA 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

ITEM 5. OTHER EVENTS.

On August 2, 2004, Rigel Pharmaceuticals, Inc. announced the successful results of a Phase II clinical study evaluating the use of R112, for the treatment of the symptoms of allergic rhinitis. The press release dated August 2, 2004, titled “Rigel’s R112 Demonstrates Robust Effect in Reducing Symptoms of Allergic Rhinitis in Large Phase II Clinical Trial,” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Rigel’s internet address shall, under any circumstances, be deemed to incorporate the information available at that internet address into this Current Report on Form 8-K. The information available at the Rigel’s internet address is not part of this Current Report on Form 8-K or any other report filed by Rigel with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit Number	Description

99.1	Press Release entitled “Rigel’s R112 Demonstrates Robust Effect in Reducing Symptoms of Allergic Rhinitis in Large Phase II Clinical Trial,” dated August 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: August 2, 2004
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Rigel’s R112 Demonstrates Robust Effect in Reducing Symptoms of Allergic Rhinitis in Large Phase II Clinical Trial,” dated August 2, 2004.